                                                                    Exhibit 10.2


                          WORTHINGTON INDUSTRIES, INC.
                             2003 STOCK OPTION PLAN

         1.       Purpose


         The Worthington Industries, Inc. 2003 Stock Option Plan (herein referred to as the "Plan") is intended to promote and advance the long-term interest of Worthington Industries, Inc. ("Worthington") and its shareholders by enabling Worthington and its Subsidiaries (collectively, the "Company") to attract, retain and reward employees and to strengthen the mutuality of interest between employees and Worthington's shareholders. The Plan is designed to accomplish this purpose by granting Stock Options to selected employees thereby providing a financial incentive to pursue the long-term growth, profitability and financial success of the Company.


         2.       Definitions


         When used in this Plan, the following terms have the meanings given to them in this section unless another meaning is expressly provided elsewhere in this Plan or clearly required by the context. When applying these definitions, the form of any term or word will include any of its other forms.


                  (a) "Act" shall mean the Securities Exchange Act of 1934, as amended.


                  (b) "Award" or "Awards" shall mean a grant of a Stock Option made to a Participant under Section 6 of this Plan.


                  (c) "Award Agreement" means the written agreement between Worthington and each Participant that describes the terms and conditions of each Award.


                  (d) "Beneficiary" shall mean the person a Participant designates to receive (or exercise) any Plan benefits (or rights) that are unpaid (or unexercised) when the Participant dies. A Beneficiary may be designated only by following the procedures described in Section 14(b). Neither the Company nor the Committee is required to infer a Beneficiary from any other source.


                  (e) "Board" shall mean the Board of Directors of Worthington.


                  (f) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any applicable regulations or rulings issued under the Code.


                  (g) "Committee" shall mean the Board's Compensation and Stock Option Committee (or the Board committee which succeeds to the appropriate duties of such Compensation and Stock Option Committee) which also constitutes a "compensation committee" within the meaning of Treas. Reg. ss.1.162-27(c)(4). The Committee will be comprised of at least three persons (i) each of whom is (A) an outside director, as defined in Treas. Reg. ss.1.162-27(e)(3)(i); (B) a "non-employee" director within the meaning of Rule 16b-3 under the Act; and (C) "independent" for purposes of the rules of any securities exchange, market or other quotation system on or through which the Common Shares are then listed or traded; and (ii) none of whom may receive remuneration from the Company in any capacity other than as a director, except as permitted under applicable laws, rules and regulations.


                  (h) "Common Shares" shall mean the Common Shares, without par value, of Worthington or any security of Worthington issued in substitution, exchange or in lieu thereof.


                  (i) "Company" shall mean Worthington and its Subsidiaries, collectively.

                  (j) "Disability" shall mean, unless otherwise specified by the Committee and reflected in the Award Agreement:


                           (i) With respect to any Award other than an Incentive Stock Option, the Participant's inability to perform his or her normal duties for a period of at least six months due to a physical or mental infirmity; or


                           (ii) With respect to an Incentive Stock Option, as defined in Code Section 22(e)(3).


                  (k) "Effective Date" shall mean the date this Plan is approved by Worthington's shareholders.


                  (l) "Employee" shall mean any individual who, on an applicable Grant Date, is a common law employee of the Company. A worker who is classified as other than a common law employee but who is subsequently reclassified as a common law employee of the Company for any reason and on any basis will be treated as a common law employee only from the date of that determination and will not retroactively be reclassified as an Employee for any purpose of this Plan.


                  (m) "Exercise Price" shall mean the price at which a Participant may exercise a Stock Option.


                  (n) "Fair Market Value" shall mean the value of one Common Share on any relevant date, determined under the following rules:


                           (i) If the Common Shares are traded on an exchange, the reported "closing price" on the relevant date if it is a trading day, otherwise on the next trading day;


                           (ii)     If the Common Shares are traded
                  over-the-counter with no reported closing price, the mean between the lowest bid and the highest asked prices on that quotation system on the relevant date if it is a trading day, otherwise on the next trading day; or


                           (iii) If neither (i) nor (ii) applies, the fair market value as determined by the Committee in good faith.


                  (o) "Grant Date" shall mean the date as of which an Award is granted to a Participant.


                  (p) "Incentive Stock Option" shall mean any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.


                  (q) "Non-Qualified Stock Option" shall mean any Stock Option granted under Section 6 that is not an Incentive Stock Option.


                  (r) "Participant" shall mean an Employee or former Employee of the Company who has been granted an Award under this Plan and who has an Award still outstanding.


                  (s) "Plan" shall mean this Worthington Industries, Inc. 2003 Stock Option Plan, as set forth herein and as it may hereafter be amended.

                  (t) "Retirement" shall mean, unless the Committee specifies otherwise in the Award Agreement, the retirement of the Employee under the Company's normal policies.


                  (u) "Stock Option" shall mean an Award to purchase Common Shares granted pursuant to the provisions of Section 6 of this Plan.


                  (v) "Subsidiary" shall mean any corporation, partnership, limited liability company, or other form of entity of which Worthington owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, if the entity is a corporation or of the capital or profits interest, if the entity is a partnership or another form of entity; or any other entity in which Worthington has a 20% or greater direct or indirect equity interest and which is designated a Subsidiary by the Committee for purposes of this Plan; provided, however, that no Employee of a Subsidiary in which Worthington has less than a 50% direct or indirect equity interest may be granted an Incentive Stock Option.


                  (w) "Ten-Percent Owner" shall mean any Employee who, at the time an Incentive Stock Option is granted, owns more than 10% of the outstanding voting shares of Worthington or any Subsidiary. For purposes of determining ownership of voting shares, an Employee shall be deemed to own all shares which are attributable to such Employee under Section 424(d) of the Code, including, but not limited to, shares owned, directly or indirectly, by or for the Employee's brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants.


                  (x) "Termination or Terminated" shall mean, unless otherwise specified by the Committee and reflected in the Award Agreement, cessation of the employee-employer relationship between an Employee and the Company for any reason.


         3.       Participation


         To become a Participant, each Employee receiving an Award must (a) sign an Award Agreement; and (b) comply with any other terms and conditions as may be imposed by the Committee. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an Award Agreement or other instrument evidencing the Award and delivered a fully executed copy thereof to Worthington, and otherwise complied with the then applicable terms and conditions.


         4.       Administration


                  (a) Committee Duties. The Committee shall administer the Plan and shall have all powers appropriate and necessary to that purpose. Consistent with the Plan's objectives, the Committee may adopt, amend and rescind rules and regulations relating to the Plan and has complete discretion to make all other decisions (including whether a Participant has incurred a Disability) and take or authorize actions necessary or advisable for the administration and interpretation of the Plan. Any action by the Committee will be final, binding and conclusive for all purposes and upon all persons.

                  (b) Consistent with the terms of the Plan, the Committee will:

                           (i)      Decide which Employees will be granted
                  Awards; and

                           (ii) Specify the type of Award to be granted and the terms, not inconsistent with the Plan, upon which an Award will be granted.


                  (c) Delegation. The Committee may designate persons other than members of the Committee to carry out its responsibilities (including, without limitation, the granting of Awards) under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to selection for participation of, and the granting of Awards to, persons subject to
         Section 16(a) and 16(b) of the Act or Section 162(m) of the Code.


                  (d) Award Agreement. At the time any Award is made, Worthington will prepare and deliver an Award Agreement to each affected Participant. The Award Agreement will describe:

                  (i) The type of Award and when and how it may be exercised;

                  (ii)     The effect of exercising the Award; and

                  (iii) Any other applicable terms and conditions affecting the Award.


                  (e) Restriction on Repricing. Regardless of any other provision of this Plan, neither the Company nor the Committee may "reprice" (as defined under rules issued by the securities exchange, market or other quotation system on or through which the Common Shares then are listed or traded) any Stock Option without the prior approval of the shareholders of Worthington.


         5.       Duration of, and Common Shares Subject to, Plan


                  (a) Term of Plan. The Plan shall become effective on the Effective Date and shall remain in effect until terminated by the Board, provided, however, that no Stock Option may be granted under this Plan more than ten years after the Effective Date and no ISO may be granted later than August 20, 2013.


                  (b) Common Shares Subject to Plan. The maximum number of Common Shares in respect of which Awards may be granted under the Plan, subject to adjustment as provided in Section 11 of the Plan, is 7,000,000 Common Shares. Notwithstanding the foregoing, in no event shall more than 1,000,000 Common Shares be cumulatively available for Awards of Incentive Stock Options under the Plan. No Participant may be granted Awards under the Plan in any one calendar year with respect to more than 250,000 Common Shares.


         For the purpose of computing the total number of Common Shares available for Awards under the Plan, there shall be counted against the foregoing limitations the number of Common Shares subject to issuance upon exercise or settlement of Awards as of the dates on which such Awards are granted. The Common Shares which were previously subject to Awards shall again be available for Awards under the Plan if any such Awards are forfeited, terminated, unexercised before expiration, or settled in cash or otherwise than the issuance of Common Shares. In addition, if Common Shares are used as full or partial payment to the Company by a Participant of the Exercise Price upon exercise of a Stock Option, the number of Common Shares so used shall again be available for Awards under the Plan.

         Common Shares which may be issued under the Plan may be either authorized and unissued Common Shares or previously issued Common Shares which have been reacquired by Worthington. No fractional Common Shares shall be issued under the Plan.


         6.       Grant of Stock Options


                  (a) Eligibility. Persons eligible for Awards under the Plan shall consist of all Employees of the Company.


                  (b) Stock Options. Stock Options may be granted under the Plan by the Committee in the form of Incentive Stock Options or Non-Qualified Stock Options, and such Stock Options shall be subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Committee shall deem desirable:

                           (i) Exercise Price. The Exercise Price per Common Share purchasable under a Stock Option shall be determined by the Committee at the time of grant, but in no event shall the Exercise Price of a Stock Option be less than 100% of the Fair Market Value of the Common Shares on the Grant Date of such Stock Option; provided, however, that the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Shares on such Grant Date with respect to any Incentive Stock Option granted to a Ten-Percent Owner.

                           (ii) Vesting. Unless otherwise specified by the Committee and reflected in the Award Agreement, a Participant may not exercise a Stock Option granted under the Plan prior to that date which is 12 months after the Grant Date. Unless otherwise determined by the Committee, the Participant may exercise such Stock Option as follows:

                                    (A)      At any time after such 12 months,
                           as to 20% of the Common Shares originally subject to the Stock Option;

                                    (B)      At any time after 24 months from
                           the Grant Date as to 40% of the Common Shares originally subject to the Stock Option;

                                    (C)      At any time after 36 months from
                           the Grant Date as to 60% of the Common Shares originally subject to the Stock Option;

                                    (D)      At any time after 48 months from
                           the Grant Date as to 80% of the Common Shares originally subject to the Stock Option; and

                                    (E)      At any time after 60 months from
                           the Grant Date, as to 100% of the Common Shares originally subject to the Stock Option.

                           (iii)    Stock Option Term. Unless otherwise
                  specified by the Committee and reflected in the Award Agreement, each Stock Option shall expire 10 years after the Grant Date; provided that any Incentive Stock Option granted to a Ten-Percent Owner shall expire no later than five years after the Grant Date.


         Subject to the other provisions of this Plan, any Stock Option which becomes exercisable shall remain exercisable until the date of expiration of the term of the Stock Option.

         Subject to the provisions of Section 7, a Participant may not exercise any part of a Stock Option granted under this Plan unless, at the time of such exercise, the Participant has been in the continuous employment of the Company since the date such Stock Option was granted. The Committee may decide in each case whether leaves of absence for government or military service, illness, temporary disability or other reasons shall be deemed not to interrupt continuous employment for purposes of this paragraph.


         7.       Impact of Termination


                  (a) Retirement. Unless otherwise specified by the Committee and reflected in the Award Agreement, all Awards that are outstanding and exercisable upon the Retirement of an Employee, may be exercised at any time before the earlier of (i) the expiration date specified in the Award Agreement or (ii) 36 months (three months in the case of Incentive Stock Options) beginning on the Retirement Date. The Committee may, in its sole discretion, elect to make any unvested portion of the Award exercisable as of the Retirement date of the Participant.


                  (b) Death or Disability. Unless otherwise specified by the Committee and reflected in the Award Agreement, all Awards that are outstanding and exercisable when an Employee is Terminated because of death or Disability, may be exercised by the Participant or the Participant's Beneficiary at any time before the earlier of (i) the expiration date specified in the Award Agreement or (ii) 36 months (12 months in the case of an Incentive Stock Option) beginning on the date of death or Termination because of Disability. The Committee may, in its sole discretion, elect to make any unvested portion of the Award exercisable as of the date of death or Termination for Disability.


                  (c) Termination. Unless otherwise specified by the Committee and reflected in the Award Agreement, any Awards that are outstanding when an Employee is Terminated for any reason not described in Sections 7(a) and 7(b) will be forfeited.


         8.       Forfeitures


                  (a) Limits on Exercisability/Forfeiture of Exercised Awards. Regardless of any other provision of this Plan and unless the Committee specifies otherwise as reflected in the Award Agreement, a Participant who fails to comply with this Section 8(a) will forfeit all outstanding Awards.


         The forfeiture described in this Section will apply if the Participant:

                           (i) Without the Committee's written consent, which may be withheld for any reason or for no reason, violates any non-competition covenant, employee non-solicitation covenant, or any similar agreement or covenant of the Participant in favor of the Company.

                           (ii) Deliberately engages in any action that the Committee concludes has caused or may cause harm to the interests of the Company;

                           (iii) Without the Committee's written consent, which may be withheld for any reason or for no reason, discloses confidential and proprietary information relating to the Company's business affairs ("Trade Secrets"), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company's products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company to be proprietary and confidential and in the nature of Trade Secrets; or

                           (iv) Fails to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that have been produced by, received by or otherwise been submitted to the Participant in the course of the Participant's employment with the Company.


                  (b) In the event a Participant or former Participant violates any non-competition covenant, employee non-solicitation covenant, or any similar agreement or covenant of the Participant or former Participant in favor of the Company, the Committee, in its sole discretion, may require such Participant or former Participant, to return to the Company the economic value of any Award which is realized or obtained (measured at the date of exercise) by such Participant or former Participant at any time during the period beginning on that date which is six months prior to the earlier of (i) the date of such Participant's or former Participant's Termination; or (ii) the date any such violation occurs.


         9.       Method of Exercise


         A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Common Shares to be purchased. Such notice shall be accompanied by payment in full of the Exercise Price in cash or, if acceptable to the Committee, in its sole discretion, in Common Shares already owned by the Participant for at least six months prior to the exercise date or by surrendering outstanding Awards or any combination thereof (in each case valuing Common Shares at Fair Market Value on the date of exercise). The Committee shall determine acceptable methods for tendering Common Shares or outstanding Awards (including by attestation if permitted by applicable law, rules or regulations) and may impose such conditions on the use of Common Shares or outstanding Awards to exercise Stock Options as it deems appropriate.


         10.      Special Rule for Incentive Stock Options


         With respect to an Incentive Stock Option granted under the Plan, the aggregate Fair Market Value (determined as of the Grant Date of the Incentive Stock Option) of the number of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all option plans of the Company) shall not exceed $100,000 or such other limit as may be required by the Code. No Incentive Stock Option may be granted after August 20, 2013.


         11.      Adjustments Upon Changes In Capitalization, Etc.

                  (a) The existence of this Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of Worthington to make or authorize any adjustment, recapitalization, reorganization or other change in Worthington's capital structure or its business, any merger or consolidation of Worthington, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting Worthington's capital stock or the rights thereof, the dissolution or liquidation of Worthington or any sale or transfer of all or any part of Worthington's assets or business, or any other corporate act or proceeding.

                  (b) In the event of any change in capitalization affecting the Common Shares of Worthington, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares or the price thereof, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Common Shares for which Awards in respect thereof may be granted under the Plan, the maximum number of Common Shares which may be subject to Awards granted to any Participant in any one calendar year, the number of Common Shares covered by each outstanding Award, and the Exercise Price in respect of outstanding Awards.

                  (c) The Committee may also make such adjustments in the number of Common Shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Worthington's assets to shareholders.


         12.      Change in Control Provisions


                  (a) Effects of Change in Control. Subject to the provisions of Section 12(c), in the event of a Change in Control (as defined below) of Worthington, all Stock Options then outstanding shall become fully vested and exercisable as of the date of the Change in Control, whether or not then exercisable.


                  (b)      Definitions.

                           (i) A "Change in Control" of Worthington shall have occurred when any Acquiring Person (other than (A) the Company, (B) any employee benefit plan of the Company or any trustee of or fiduciary with respect to any such employee benefit plan when acting in such capacity, or (C) any person who, on the Effective Date of the Plan, is an Affiliate of Worthington owning in excess of 10% of the outstanding Common Shares of Worthington and the respective successors, executors, legal representatives, heirs and legal assigns of such person), alone or together with its Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of 25% or more of the Common Shares then outstanding); or the Continuing Directors no longer constitute a majority of the Board.

                           (ii) "Acquiring Person" means any person (any individual, firm, corporation or other entity) who or which, together with all Affiliates and Associates of such person, has acquired or obtained the right to acquire the beneficial ownership of twenty-five percent (25%) or more of the Common Shares then outstanding.

                           (iii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Act.

                           (iv) "Change in Control Price Per Share" shall mean the highest price per Common Share (A) paid by the Acquiring Person in connection with the transaction that results in the Change in Control; or (B) paid or offered by the Acquiring Person to acquire other Common Shares in excess of 1% of the outstanding Common Shares, at any time after the Change in Control and before the Participant exercises his or her election under Section 12(c), or, in the case of a Change in Control occurring solely by reason of events not related to a purchase of Common Shares, the highest Fair Market Value of a Common Share on any of the 30 consecutive trading days ending on the last trading day before the Change in Control occurs.

                           (v) "Continuing Director" means any individual who was a member of the Board on the Effective Date of the Plan or thereafter elected by the shareholders of Worthington or appointed by the Board prior to the date as of which the Acquiring Person became an Acquiring Person or an individual designated (before his or her initial election or appointment as a director) as a Continuing Director by three-fourths of the Whole Board, but only if a majority of the Whole Board shall then consist of Continuing Directors.

                           (vi) "Whole Board" means the total number of directors which Worthington would have if there were no vacancies.


                  (c) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), if the Committee shall determine at, or at any time after, the time of grant of a Stock Option, a Participant holding a Stock Option shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the Exercise Price for the Common Shares being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per Share on the date of such election shall exceed the Exercise Price per Common Share under the Stock Option (the "Spread") multiplied by the number of Common Shares granted under the Stock Option as to which the right granted under this Section 12(c) shall have been exercised; provided, that if the Change in Control is within six months of the Grant Date of a particular Stock Option held by a Participant who is an officer or director of Worthington and is subject to Section 16(b) of the Act, no such election shall be made by such Participant with respect to such Stock Option prior to six months from the Grant Date. However, if the end of such 60-day period from and after a Change in Control is within six months of the Grant Date of a Stock Option held by a Participant who is an officer or director of Worthington and is subject to Section 16(b) of the Act, such Stock Option (unless theretofore exercised) shall be canceled in exchange for a cash payment to the Participant, effective on the day which is six months and one day after the Grant Date of such Stock Option, equal to the Spread multiplied by the number of Common Shares granted under the Stock Option.


                  (d) Alternative Awards. Section 12(a) will not apply to the extent that the Committee reasonably concludes in good faith before the Change in Control occurs that Awards will be honored or assumed or new rights substituted for the Awards (collectively, "Alternative Awards") by the Participant's employer (or the parent or a subsidiary of that employer) immediately after the Change in Control, provided that any Alternative Award must:

                           (i) Be based on stock that is (or, within 60 days of the Change in Control, will be) traded on an established securities market;

                           (ii)     Provide the Participant rights and
                  entitlements substantially equivalent to or better than the rights, terms and conditions of the Award for which it is substituted, including an identical or better exercise or vesting schedule and identical or better timing and methods of payment; and

                           (iii) Have substantially equivalent economic value to the Award (determined at the time of the Change in Control) for which it is substituted.

         For purposes of this Section 12, a constructive Termination means a Termination by a Participant following a material reduction in the Participant's compensation or job responsibilities (when compared to the Participant's compensation and job responsibilities on the date of the Change in Control) or the relocation of the Participant's principal place of employment to a location at least 50 miles from the Participant's principal place of employment on the date of the Change in Control (or other location to which the Participant has been reassigned with the Participant's written consent), in each case without the Participant's written consent.


                  (e)      Provisions Not Applicable. The provisions of this
         Section 12 shall not apply (i) if the Committee determines at the time of grant of an Award that such Section shall not apply in respect of such Award or (ii) to any Change in Control when expressly provided otherwise by a three-fourths vote of the Whole Board, but only if a majority of the members of the Board then in office and acting upon such matters shall be Continuing Directors.


         13.      Amendment, Modification and Termination of Plan


         The Board or the Committee may terminate, suspend or amend the Plan at any time without shareholder approval except to the extent that shareholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Act, or any successor rule or regulation, (b) applicable requirements of the Code or (c) the rules of any securities exchange, market or other quotation system on or through on which the Company's securities are listed or traded. Also, no Plan amendment may (i) result in the loss of a Committee member's status as a "non-employee director" as defined in Rule 16b-3 under the Act, or any successor rule or regulation, with respect to any employee benefit plan of the Company, (ii) cause the Plan to fail to meet requirements imposed by Rule 16b-3 or (iii) without the consent of the affected Participant, adversely affect any Award granted before the amendment. However, nothing in this Section 13 will restrict the Committee's right to exercise the discretion retained in the various provisions of this Plan.


         14.      Miscellaneous


                  (a) Assignability. Except as described in this Section 14(a) and Section 14(b), an Award may not be transferred except by will or the laws of descent and distribution and, during the Participant's lifetime, may be exercised only by the Participant, the Participant's guardian or legal representative.


                  (b) Beneficiary Designation. Each Participant may name a Beneficiary or Beneficiaries (who may be named contingently or successively) to receive or to exercise any vested Award that is unexercised at the Participant's death. Each designation made will revoke all prior designations made by the same Participant, must be made on a form prescribed by the Committee and will be effective only when filed in writing with the Committee. If a Participant has not made an effective Beneficiary designation, the deceased Participant's Beneficiary will be the deceased Participant's estate. The identity of a Participant's designated Beneficiary will be based only on the information included in the latest beneficiary designation form completed by the Participant and will not be inferred from any other evidence.


                  (c) No Guarantee of Employment or Participation. Nothing in this Plan may be construed as: (i) interfering with or limiting the right of the Company to Terminate any Employee's employment at any time; (ii) conferring on any Employee any right to continue as an employee of the Company; or (iii) guaranteeing that any Employee will receive any Awards.

                  (d) Tax Withholding. The Company will withhold from other amounts owed to a Participant, or require the Participant to remit to the Company, an amount sufficient to satisfy federal, state and local withholding tax requirements on any Award, exercise or cancellation of an Award or purchase of Common Shares. If these amounts are not to be withheld from other payments due to the Participant (or if there are no other payments due to the Participant), the Company will defer payment of cash or issuance of Common Shares until the earlier of: (i) 30days after the settlement date; or (ii) the date the Participant remits the required amount.


                  If the Participant has not remitted the required amount within 30 days after the settlement date, the Company will permanently withhold from the value of the Awards to be distributed the minimum amount required to be withheld to comply with applicable federal, state and local income, wage and employment taxes and distribute the balance to the Participant.


                  In its sole discretion, which may be withheld for any reason or for no reason, the Committee may permit a Participant to elect, subject to conditions the Committee establishes, to reimburse the Company for this tax withholding obligation through one or more of the following methods:

                           (i) By having Common Shares otherwise issuable under the Plan withheld by the Company (but only to the extent of the minimum amount that must be withheld to comply with applicable state, federal and local income, employment and wage tax laws);

                           (ii) By delivering to the Company previously acquired Common Shares that the Participant has owned for at least six months;

                           (iii)    By remitting cash to the Company; or

                           (iv) By remitting a personal check immediately payable to the Company.


                  (e) Indemnification. Each individual who is or was a member of the Committee or of the Board will be indemnified and held harmless by Worthington against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit or proceeding to which such individual may be made a party or in which such individual may be involved by reason of any action taken or failure to take action under this Plan as a Committee member and against and from any and all amounts paid, with Worthington's approval, by such individual in settlement of any matter related to or arising from this Plan as a Committee member or paid by such individual in satisfaction of any judgment in any action, suit or proceeding relating to or arising from this Plan against such individual as a Committee member, but only if such individual gives Worthington an opportunity, at its own expense, to handle and defend the matter before such individual undertakes to handle and defend it in his or her own behalf. The right of indemnification described in this Section 14(e) is not exclusive and is independent of any other rights of indemnification to which the individual may be entitled under Worthington's organizational documents, by contract, as a matter of law or otherwise.


                  (f) Requirements of Law. The grant of Awards and the issuance of Common Shares will be subject to all applicable laws, rules and regulations and to all required approvals of any governmental agencies or national securities exchange, market or other quotation system. Also, no Common Shares will be issued under this Plan unless Worthington is satisfied that the issuance of those Common Shares will comply with applicable federal and state securities laws. Certificates for Common Shares delivered under this Plan may be subject to any stock transfer orders and other restrictions that the Committee believes to be advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or other recognized market or quotation system upon which the Common Shares are then listed or traded, or any other applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any certificates issued under this Plan to make appropriate reference to restrictions within the scope of this Section 14(f).


                  (g) No Right to Employment. Neither the adoption of this Plan nor the granting of any Award shall confer upon any Employee of the Company any right to continued employment with the Company, nor shall it interfere in any way with the right of the Company to Terminate any of its Employees at any time, with or without cause.


                  (h) Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual cash compensation. This Plan notwithstanding, the Company may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward Employees for their service with the Company.


                  (i) Cost of Plan. The costs and expenses of administering this Plan shall be borne by the Company.


                  (j) Governing Law. This Plan and all rules, regulations and actions hereunder shall be governed by and construed in accordance with the laws (other than laws governing conflicts of laws) of the State of Ohio and applicable federal laws.